UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 28, 2022

Citigroup Commercial Mortgage Trust 2022-GC48

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001924870)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Starwood Mortgage Capital LLC

(Central Index Key number: 0001548405)

Bank of Montreal

(Central Index Key number: 0000927971)

(Exact name of sponsors as specified in their charters)

Delaware	333-262701-02	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York		10013
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-5343

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.       Entry into a Material Definitive Agreement.

On June 21, 2022 (the “Closing Date”), Citigroup Commercial Mortgage Trust 2012-GC48 (the “Issuing Entity”) issued the Citigroup Commercial Mortgage Trust 2022-GC48, Commercial Mortgage Pass-Through Certificates, Series 2022-GC48, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2022 (the “Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC and Rialto Capital Advisors, LLC, each as a special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated June 21, 2022 and filed with the Securities and Exchange Commission (the “Commission”) under Commission File Number 333-262701-02. Unless otherwise provided herein, capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the Whole Loan (the “Stockton Self Storage Portfolio Whole Loan”) relating to the Mortgage Loan identified on the Mortgage Loan Schedule as Stockton Self Storage Portfolio (the “Stockton Self Storage Portfolio Mortgage Loan”) was required to be serviced and administered pursuant to the Pooling and Servicing Agreement.

On June 28, 2022, the Servicing Shift Lead Note relating to the Stockton Self Storage Portfolio Whole Loan was contributed to the commercial mortgage securitization transaction (the “BBCMS 2022-C16 Securitization”) involving the issuance of the BBCMS Mortgage Trust 2022-C16, Commercial Mortgage Pass-Through Certificates, Series 2022-C16 (the “BBCMS 2022-C16 Certificates”). Upon the issuance of the BBCMS 2022-C16 Certificates, the servicing and administration of the Stockton Self Storage Portfolio Whole Loan is required to be transferred from the Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the BBCMS 2022-C16 Certificates, dated as of June 1, 2022 (the “BBCMS 2022-C16 Pooling and Servicing Agreement”), between Barclays Commercial Mortgage Securities LLC, as depositor (the “BBCMS 2022-C16 Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The BBCMS 2022-C16 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the BBCMS 2022-C16 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the BBCMS 2022-C16 Pooling and Servicing Agreement applicable to the servicing of the Stockton Self Storage Portfolio Mortgage Loan are substantially similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on June 21, 2022 pursuant to Rule 424(b)(2) under Commission File Number 333-262701-02, but will differ in certain respects as described below and, treating the BBCMS 2022-C16 Pooling and Servicing Agreement as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

●	The Outside Servicer under the BBCMS 2022-C16 Pooling and Servicing Agreement earns a primary servicing fee with respect to the Stockton Self Storage Portfolio Mortgage Loan that is to be calculated at 0.00125% per annum.

●	Upon the Stockton Self Storage Portfolio Whole Loan becoming a specially serviced loan under the BBCMS 2022-C16 Pooling and Servicing Agreement, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to the Self Storage Portfolio Whole Loan accruing at a rate equal to the greater of (i) a per annum rate of 0.25% and (ii) the per annum rate that would result in a special servicing fee of $3,500 for the related month.
●	In connection with a workout of the Stockton Self Storage Portfolio Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to 1.00% of each collection (other than penalty charges and excess interest) of interest and principal (other than any amount for which a liquidation fee would be paid) received on the corrected Whole Loan for so long as it remains a corrected Whole Loan. Such workout fee is subject to a minimum of $25,000 and a cap of $1,000,000 with respect to any particular workout of the Stockton Self Storage Portfolio Whole Loan.
●	The related Outside Special Servicer will be entitled to a liquidation fee of 1.00% of the related payments or proceeds received in connection with the liquidation of the Stockton Self Storage Portfolio Whole Loan or related REO Property. Such liquidation fee is subject to a minimum of $25,000 and a cap of $1,000,000 with respect to the Stockton Self Storage Portfolio Whole Loan.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	BBCMS 2022-C16 Pooling and Servicing Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 5, 2022	CITIGROUP COMMERCIAL MORTGAGE
SECURITIES INC.

	By:	/s/ Richard Simpson
Name: Richard Simpson
Title: President

CGCMT 2022-GC48 – Form 8-K